EXHIBIT 10


            CIT Business Credit                T: 212 536-1200
            1211 Avenue of the Americas
            New York, NY 10036



                                              August 21, 2000

[CIT LOGO]

UNITED RETAIL GROUP, INC.
UNITED RETAIL INCORPORATED
CLOUDWALKERS, INC.
365 West Passaic Street
Rochelle Part, NJ  07662

We refer to the Financing Agreement between us dated August 15, 1997, as amended (herein the "Financing Agreement"). Capitalized terms used and not otherwise defined herein shall have the meanings specified therein unless otherwise specifically defined herein.

This letter is to confirm that pursuant to mutual consent and understanding, effective as of the date hereof, the definition of Anniversary Date as referred to in Section 1 of the Financing Agreement shall be, and hereby is, deleted in its entirety and replaced by the following:

     "ANNIVERSARY DATE shall mean August 15, 2004 and the same date in every year thereafter."

Except as herein specifically provided, the Agreement remains in full force and effect in accordance with its terms and no other changes in the terms or provisions of the Agreement is intended or implied. If you are in agreement with the foregoing, please so indicate by signing and returning to us the enclosed copy of this letter.


                                   Very truly yours,

                                   THE CIT GROUP/BUSINESS CREDIT, INC.,
                                   as Agent and Lender


                                   By:  KAREN HOFFMAN
                                      ---------------------------------
                                   Title:  Vice President


Read and Agreed to:

UNITED RETAIL GROUP, INC.


By  JON GROSSMAN
----------------------------------
Title:  Vice President - Finance


UNITED RETAIL INCORPORATED


By  KENNETH P. CARROLL
----------------------------------
Title:  President


CLOUDWALKERS, INC.


By  GEORGE R. REMETA
----------------------------------
Title:  President